UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 20, 2012


                            LATITUDE SOLUTIONS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)
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               Nevada                                   000-54194                               26-1284382
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                  3500 W. Seventh Street, Fort Worth, TX 76107
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (817)335-3430
                                  -------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                         SECTION 5 - CORPORATE GOVERANCE

ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On September 20, 2012, Latitude Solutions, Inc.'s ("the Company") Board of Directors accepted the resignation of Mr. John Paul DeJoria as a director of the Company.

Appointment of Director

On September 20, 2012, Mr. Kenneth L. Link was appointed to the Board of Directors of the Company.

Mr. Link, age 60, is the President of the Link Law Firm, which he founded, and is a member of the Texas bar and a practicing attorney. He is received his Bachelor's degree from Southeast Missouri State University in 1974 and his JD from St. Mary's University Law School in 1977.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                               LATITUDE SOLUTIONS, INC.



                               By: /s/ James B. Smith
                                       --------------
                                       James B. Smith, Chief Financial Officer


Date:  September 21, 2012